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                                                              Exhibit (10) xxix


                         THIRD AMENDMENT TO AMENDED AND
                           RESTATED CREDIT AGREEMENT


                                     AMONG

                              KCS RESOURCES, INC.,

                           KCS PIPELINE SYSTEMS, INC.

                                 AS BORROWERS;


                                KCS ENERGY, INC.

                                 AS GUARANTOR;


                                      AND


                     BANK ONE, TEXAS, NATIONAL ASSOCIATION

                  AS A BANK, THE AGENT, AND THE ISSUING BANK,

                                      AND

                                   CIBC, INC.

                                   AS A BANK


                                Effective as of
                                 March 15, 1995

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                               TABLE OF CONTENTS


                                                                   PAGE
                                                                   ----

ARTICLE I.    DEFINITIONS.........................................    1
              1.01  Terms Defined Above...........................    1
              1.02  Terms Defined in Agreement....................    1
              1.03  References....................................    2
              1.04  Articles and Sections.........................    2
              1.05  Number and Gender.............................    2

ARTICLE II.   AMENDMENTS..........................................    2
              2.01  Amendment of Section 1.02.....................    2
              2.02  Amendment of Section 2.03.....................    3
              2.03  Amendment of Section 2.07.....................    3
              2.04  Amendment of Section 3.03.....................    3
              2.05  Amendment of Section 3.06.....................    3

ARTICLE III.  CONDITIONS..........................................    3
              3.01  Receipt of Documents..........................    3
              3.02  Accuracy of Representations and Warranties....    4
              3.03  Matters Satisfactory to Banks.................    4

ARTICLE IV.   REPRESENTATIONS AND WARRANTIES......................    4

ARTICLE V.    RATIFICATION........................................    4

ARTICLE VI.   MISCELLANEOUS.......................................    4
              6.01  Scope of Amendment............................    4
              6.02  Agreement as Amended..........................    4
              6.03  Parties in Interest...........................    5
              6.04  Rights of Third Parties.......................    5
              6.05  ENTIRE AGREEMENT..............................    5
              6.06  GOVERNING LAW.................................    5
              6.07  JURISDICTION AND VENUE........................    5


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            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment") is made and entered into effective as of March 15, 1995, among KCS RESOURCES, INC., a Delaware corporation ("KRI"), KCS PIPELINE SYSTEMS, INC., a Delaware corporation ("KCS Pipeline," and together with KRI, collectively the "Borrowers"); KCS ENERGY, INC., a Delaware corporation ("Guarantor") and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank One") and CIBC, INC., a Canadian Chartered Bank ("CIBC," with Bank One, CIBC and each financial institution that becomes a party hereto or entitled to benefits and subject to obligations hereunder subsequent to the date hereof, each a "Bank") and collectively, the "Banks"), and Bank One as agent for the Banks (in such capacity and together with any successors designated pursuant hereto, the "Agent").

                              W I T N E S S E T H:

        WHEREAS, the Borrowers and Bank One did execute and exchange counterparts of that certain Amended and Restated Credit Agreement dated March 15, 1994, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated September 29, 1994, and Second Amendment to Amended and Restated Credit Agreement dated December 22, 1994, among the Borrowers, Bank One and CIBC (the "Agreement"), to which reference is here made for all purposes;

        WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Third Amendment, the parties hereto agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

        1.01 Terms Defined Above. As used herein, each of the terms "Agent," "Agreement," "Bank," "Banks," "Bank One," "Borrowers," "CIBC," "KCS Pipeline," "KRI" and "Third Amendment" shall have the meaning assigned to such term hereinabove.

        1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

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        1.03 References. References in this Third Amendment to Article or
Section numbers shall be to Articles and Sections of this Third Amendment, unless expressly stated herein to the contrary. References in this Third Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Third Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

        1.04 Articles and Sections. This Third Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Third Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

        1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.


                                  ARTICLE II.
                                  AMENDMENTS

        The Borrowers and the Banks hereby amend the Agreement in the following particulars:

        2.01 Amendment of Section 1.02. Section 1.02 of the Agreement is hereby amended as follows:

        The following definitions are amended to read as follows:

        "Bank One Credit Borrowing Base" shall mean 65.34% of the Credit Borrowing Base.

        "CIBC Credit Borrowing Base" shall mean 34.66% of the Credit Borrowing Base.

        "CIBC Letter of Credit Limit" means 34.66% of Bank One's Letter of Credit Limit.

        "Commitment Percentage" shall mean 65.34%, as to Bank One, and as to CIBC, 34.66%.


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     2.02 Amendment of Section 2.03. The sixth sentence of Section 2.03 is hereby amended to read as follows:

     "Bank One will make Advances equal to 65.34% of the total request available to the requesting Borrower by depositing or wire transferring, as applicable, the same in immediately available funds in or to, as applicable, the account specified by such requesting Borrower."

     2.03 Amendment of Section 2.07. There is added to Section 2.07(b) the following:

     "Agent shall also notify CIBC in writing of the amount of such demand for payment and CIBC shall promptly pay to Bank One CIBC's pro rata share of such total amount."

     There is added to Section 2.07(c) the following:

     "Bank One shall remit promptly to CIBC its pro rata share of such fees."

     2.04 Amendment of Section 3.03. The sixth sentence of Section 3.03 of the Agreement is hereby amended to read as follows:

     "CIBC will make Advances equal to 34.66% of the total request available to the requesting Borrower by depositing or wire transferring, as applicable, the same in immediately available funds in or to, as applicable, the account specified by such requesting Borrower."

     2.05 Amendment of Section 3.06. The last sentence of Section 3.06 of the Agreement is hereby amended to read as follows:

     "During the period from the date hereof to the date of the first redetermination of the CIBC Credit Borrowing Base hereafter, the CIBC Credit Borrowing Base shall be $26,000,000."

                                  ARTICLE III.
                                   CONDITIONS

     The obligation of the Banks to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

     3.01 Receipt of Documents. The Banks shall have received, reviewed, and approved the following documents and other

                                       3

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items, appropriately executed when necessary and in form and substance satisfactory to the Banks:

     (a) multiple counterparts of this Third Amendment, as requested by the Banks;

     (b) Notice of Final Agreement; and

     (c) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Banks may reasonably request.

     3.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this Third Amendment shall be true and correct.

     3.03 Matters Satisfactory to Banks. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Banks.

                                  ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

     The Borrowers hereby expressly re-make, in favor of the Banks, all of the representations and warranties set forth in Article IV of the Agreement, and represent and warrant that all such representations and warranties remain true and unbreached.

                                   ARTICLE V.
                                  RATIFICATION

     Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Third Amendment.

                                  ARTICLE VI.
                                 MISCELLANEOUS

     6.01 Scope of Amendment. The scope of this Third Amendment is expressly limited to the matters addressed herein and this Third Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Third Amendment.

     6.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement


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shall be deemed to refer to the Agreement as amended by this Third Amendment.

        6.03 Parties in Interest. All provisions of this Third Amendment shall be binding upon and shall inure to the benefit of the Borrowers, the Banks and their respective successors and assigns.

        6.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Banks and the Borrowers, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Banks at any time if in its sole discretion it deems it advisable to do so.

        6.05 ENTIRE AGREEMENT. THIS THIRD AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS THIRD AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

        6.06 GOVERNING LAW. THIS THIRD AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

        6.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS THIRD AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWERS AND THE BANKS HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWERS OR THE BANKS IN ACCORDANCE WITH THIS SECTION.

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     IN WITNESS WHEREOF, this Third Amendment to Amended and Restated Credit
Agreement is executed effective the date first hereinabove written.

                                        BORROWERS:

                                        KCS RESOURCES, INC.


                                        By: /s/ Henry A. Jurand
                                            ----------------------------
                                        Printed Name: Henry A. Jurand
                                        Title: Treasurer

                                        KCS PIPELINE SYSTEMS, INC.


                                        By: /s/ Henry A. Jurand
                                            ----------------------------
                                        Printed Name: Henry A. Jurand
                                        Title: Treasurer

                                        GUARANTOR:

                                        KCS ENERGY, INC.


                                        By: /s/ Henry A. Jurand
                                            ----------------------------
                                        Printed Name: Henry A. Jurand
                                        Title: Vice-President

                                        BANKS:

                                        BANK ONE, TEXAS, NATIONAL
                                        ASSOCIATION


                                        By: /s/ Melanie M. Ottens
                                            ----------------------------
                                            Melanie M. Ottens
                                            Vice President

                                        CIBC INC.


                                        By: /s/ Gary C. Gaskill
                                            ----------------------------
                                        Printed Name: Gary C. Gaskill
                                        Title: Vice President


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                           NOTICE OF FINAL AGREEMENT

To: KCS Resources, Inc.             (collectively "Borrowers")
    KCS Pipeline Systems, Inc.
    379 Thomall Street
    Edison, New Jersey 08837

    KCS Energy, Inc.                ("Guarantor")
    379 Thomall Street
    Edison, New Jersey 08837

        As of the effective date of this Notice, Borrower and BANK ONE, TEXAS, NATIONAL ASSOCIATION and CIBC, INC. ("Banks") have consummated a transaction pursuant to which Banks have agreed to make a loan or loans to Borrower, to renew and extend an existing loan or loans to Borrower, and/or to otherwise extend credit or make financial accommodations to or for the benefit of Borrower, in an aggregate amount up to $100,000,000 (collectively, whether one or more, the "Loan").

        In connection with the Loan, Borrower and Banks have executed and delivered and may hereafter execute and deliver certain agreements, instruments and documents (collectively hereinafter referred to as the "Written Loan Agreement").

        It is the intention of Borrower and Banks that this Notice be incorporated by reference into each of the written agreements, instruments and documents comprising the Written Loan Agreement. Borrower and Banks each warrants and represents that the entire agreement made and existing by or among Borrower, and Banks with respect to the Loan is and shall be contained within the Written Loan Agreement, as amended and supplemented hereby, and that no agreements or promises exist or shall exist by or between Borrower and Banks that are not reflected in the Written Loan Agreement.

        THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        Effective Date: March 15, 1995


                                        BANK ONE, TEXAS, NATIONAL
                                        ASSOCIATION

                                        By: MELANIE M. OTTENS
                                            --------------------
                                            Melanie M. Ottens
                                            Vice President

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                                       CIBC, INC.


                                       By: /s/ Gary C. Gaskill
                                           ----------------------
                                       Name: Gary C. Gaskill
                                             --------------------
                                       Title: Vice President
                                              -------------------

ACKNOWLEDGED AND AGREED:

BORROWERS:

KCS RESOURCES, INC.


By: /s/ Henry A. Jurand
    -------------------------
Name: Henry A. Jurand
      -----------------------
Title: Treasurer
       ----------------------

KCS PIPELINE SYSTEMS, INC.


By: /s/ Henry A. Jurand
    -------------------------
Name: Henry A. Jurand
      -----------------------
Title: Treasurer
       ----------------------

GUARANTOR:

KCS ENERGY, INC.


By: /s/ Henry A. Jurand
    -------------------------
Name: Henry A. Jurand
      -----------------------
Title: Vice President
       ----------------------